Significant Event After the Reporting Period	12 Months Ended
Dec. 31, 2017
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Significant Event After the Reporting Period
34.	Significant Event After the Reporting Period

A.	The Company convened an extraordinary general meeting on February 12, 2018 to resolve the Joint Share Exchange Agreement, Supplemental Agreement to Joint Share Exchange Agreement and the transaction completed by the Joint Share Exchange Agreement with Advanced Semiconductor Engineering, Inc. On the same day, the Board of Directors resolved April 30, 2018 as the effective date of the Share Exchange Transactions and the delisting date of the Company’s shares.

B.	In order to participate in the prime period of growth for the mainland China semiconductor market, the Company forms a strategic alliance to expand the China market, and will use the proceeds of disposal on the investment of Taiwan headquarter. On November 24, 2017 SPIL (Cayman) Holding Limited, a subsidiary of SPIL, entered into an agreement with Tsinghua Unigroup Ltd. to dispose 30% shares of Siliconware Technology (Suzhou) Ltd. to Tsinghua Unigroup Ltd. The transaction was completed in February 2018 with total transaction amount of $4,675,542 (RMB 1,026,000 thousand). Since the transaction did not cease the control over Siliconware Technology (Suzhou) Ltd., the above transaction was accounted as an equity transaction.

C.	Under the amendment Income Tax Law passed in February 2018, effective from 2018, the corporate income tax rate has been adjusted from 17% to 20% and the undistributed earnings rate has been adjusted from 10% to 5%. There is no significant impact on the 2017 consolidated financial statements.